UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2022

SPX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	88-3567996 (IRS Employer Identification No.)

6325 Ardrey Kell Road, Suite 400 Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (980) 474-3700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As reported in a Form 8-K filed by SPX Technologies, Inc. (the “Company”) on August 15, 2022, on August 12, 2022 SPX Corporation (the “Former Parent Corporation”) and its then wholly owned subsidiary SPX Enterprises, LLC (“SPXE”) entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) with a syndicate of lenders, Deutsche Bank AG, as foreign trade facility agent, and Bank of America, N.A., as administrative agent. As required by the Credit Agreement, on August 23, 2022, the Company entered into an Assumption Agreement, dated as of August 23, 2022 (the “Assumption Agreement”), pursuant to which the Company joined the Credit Agreement and other applicable loan documentation related to the Credit Agreement, assumed all of the obligations of the Former Parent Corporation thereunder and provided a guarantee and pledge of collateral (including 100% of the capital stock of SPXE) with respect thereto. In addition, on August 23, 2022, SPXE entered into a First Amendment to Amended and Restated Credit Agreement and Amendment to Amended and Restated Guarantee and Collateral Agreement, dated as of August 23, 2022 (the “Amendment”), which made certain conforming changes to the Credit Agreement and such other applicable loan documentation to reflect the joinder of the Company thereto. The foregoing description of the Assumption Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Assumption Agreement, which is filed as Exhibit 10.1 and is incorporated by reference herein, and the Amendment, which is filed as Exhibit 10.2 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 hereof is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Assumption Agreement, dated as of August 23, 2022, among SPX Technologies, Inc., the other loan parties party thereto, and Bank of America, N.A., as Administrative Agent

10.2	First Amendment to Amended and Restated Credit Agreement and Amendment to Amended and Restated Guarantee and Collateral Agreement, dated as of August 23, 2022, between SPX Enterprises, LLC and Bank of America, N.A., as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX TECHNOLOGIES, INC.

Date: August 24, 2022	By:	/s/ John W. Nurkin
John W. Nurkin
Vice President, General Counsel and Secretary